Exhibit 10.1
United States Department of the Treasury
1500 Pennsylvania Avenue, NW
Washington, D.C.  20220

Dear Ladies and Gentlemen:

The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of its common stock set forth on Schedule A hereto (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Purchased Securities.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement — Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

This letter agreement (including the Schedules hereto) and the Securities Purchase Agreement (including the Annexes thereto) and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY

By	/s/ Neel Kashkari
Name: Neel Kashkari
Title: Interim Assistant Secretary for Financial Stability

COMPANY: 1st CONSTITUTION BANCORP

By:	/s/ Robert F. Mangano
Name: Robert F. Mangano
Title: President and Chief Executive Officer

Date:  December 23, 2008

EXHIBIT A
SECURITIES PURCHASE AGREEMENT

SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

Company Information:
   Name of the Company:              1st Constitution Bancorp
   Corporate or other organizational form:             Corporation
   Jurisdiction of Organization:             New Jersey
   Appropriate Federal Banking Agency:        Federal Reserve Bank of New York

Notice Information:	1st Constitution Bancorp
P.O. Box 634
2650 Route 130 North
Cranbury, New Jersey 08512
Attn.: Robert F. Mangano, President and Chief Executive Officer Joseph M. Reardon, Senior Vice President and Treasurer

Facsimile No.: (609) 655-5653

Copy to:

Day Pitney LLP (Outside Counsel)
7 Times Square
New York, New York 10036
Attn.: Frank E. Lawatsch, Jr., Esq.
Facsimile No.: (212) 916-2940

Terms of the Purchase
Series of Preferred Stock Purchased:              Series B
Per Share Liquidation Preference of Preferred Stock:              $1,000.00
Number of Shares of Preferred Stock Purchased:                    12,000 shares
Dividend Payment Dates on the Preferred Stock:    2/15, 5/15, 8/15, 11/15
Number of Initial Warrant Shares:       200,222 shares
Exercise Price of the Warrant:              $8.99
Purchase Price:             $12,000,000

Closing
 Location of Closing:      Telephonic
 Time of Closing:             At such time as determined by the parties
 Date of Closing:             December 23, 2008

Wire Information for Closing:

Beneficiary Bank RT:	021207154

Beneficiary Bank Name:	1st Constitution Bank

Beneficiary Bank Address:	2650 Route 130 Cranbury, New Jersey 08512

Beneficiary Account Number:	155

Beneficiary:	1st Constitution Bancorp

Beneficiary Address:	2650 Route 130 Cranbury, New Jersey 08512

Instructions:	Attention: Mr. Joseph M. Reardon

JosephReardon@1stconstitution.com

(609) 655 – 4500 x 155

SCHEDULE B

CAPITALIZATION

Capitalization Date:      November 30, 2008

Common Stock

Par value:	No Par
Total Authorized:	30,000,000 shares
Outstanding	3,998,844 shares
Subject to warrants, options, convertible securities, etc.:
warrants: 0 sharesoptions outstanding: 156,514 shares
unissued restricted stock awards: 7,193 shares
Reserved for benefit plans and other issuances:777,768
Remaining authorized but unissued: 25,059,681 shares
Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above): None

Preferred Stock

Par value:	No Par
Total Authorized:	5,000,000
Outstanding (by series):	0
Reserved for issuance:	28,966
Remaining authorized but unissued:	4,971,034

SCHEDULE C

REQUIRED STOCKHOLDER APPROVALS

Required1                                % Vote Required

Warrants -- Common Stock Issuance

Charter Amendment

Stock Exchange Rules

If no stockholder approvals are required, please so indicate by checking the box:   ☒

[1]	If stockholder approval is required, indicate applicable class/series of capital stock that are required to vote.

SCHEDULE D

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(1) of the Securities Purchase Agreement — Standard Terms.

If none, please so indicate by checking the box:  ☒

SCHEDULE E

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement — Standard Terms.

If none, please so indicate by checking the box:  ☒

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement — Standard Terms.

If none, please so indicate by checking the box:  ☒

SCHEDULE F

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement — Standard Terms.

If none, please so indicate by checking the box:  ☒